Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
SECOND QUARTER 2023
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
SECOND QUARTER 2023
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on July 18, 2023. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

PRESENTATION OF NONINTEREST INCOME
In the fourth quarter of 2022, PNC updated the name of the noninterest income line item “Capital markets related” to “Capital markets and advisory.” This update did not impact the components of the category. All periods presented herein reflect these changes. For a description of each updated noninterest income revenue stream, see Note 1 Accounting Policies in our 2022 Form 10-K.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2023	2023	2022	2022	2022	2023	2022
Interest Income
Loans	$4,523	$4,258	$3,860	$3,138	$2,504	$8,781	$4,797
Investment securities	883	885	836	715	631	1,768	1,175
Other	538	516	413	279	146	1,054	223
Total interest income	5,944	5,659	5,109	4,132	3,281	11,603	6,195
Interest Expense
Deposits	1,531	1,291	812	340	88	2,822	115
Borrowed funds	903	783	613	317	142	1,686	225
Total interest expense	2,434	2,074	1,425	657	230	4,508	340
Net interest income	3,510	3,585	3,684	3,475	3,051	7,095	5,855
Noninterest Income
Asset management and brokerage	348	356	345	357	365	704	742
Capital markets and advisory	213	262	336	299	409	475	661
Card and cash management	697	659	671	671	671	1,356	1,291
Lending and deposit services	298	306	296	287	282	604	551
Residential and commercial mortgage	98	177	184	143	161	275	320
Other (a) (b)	129	258	247	317	177	387	388
Total noninterest income	1,783	2,018	2,079	2,074	2,065	3,801	3,953
Total revenue	5,293	5,603	5,763	5,549	5,116	10,896	9,808
Provision For (Recapture of) Credit Losses	146	235	408	241	36	381	(172)
Noninterest Expense
Personnel	1,846	1,826	1,943	1,805	1,779	3,672	3,496
Occupancy	244	251	247	241	246	495	504
Equipment	349	350	369	344	351	699	682
Marketing	109	74	106	93	95	183	156
Other	824	820	809	797	773	1,644	1,578
Total noninterest expense	3,372	3,321	3,474	3,280	3,244	6,693	6,416
Income before income taxes and noncontrolling interests	1,775	2,047	1,881	2,028	1,836	3,822	3,564
Income taxes	275	353	333	388	340	628	639
Net income	1,500	1,694	1,548	1,640	1,496	3,194	2,925
Less: Net income attributable to noncontrolling interests	17	17	20	16	15	34	36
Preferred stock dividends (c)	127	68	120	65	71	195	116
Preferred stock discount accretion and redemptions	2	2	1	1	1	4	3
Net income attributable to common shareholders	$1,354	$1,607	$1,407	$1,558	$1,409	$2,961	$2,770
Earnings Per Common Share
Basic	$3.36	$3.98	$3.47	$3.78	$3.39	$7.35	$6.62
Diluted	$3.36	$3.98	$3.47	$3.78	$3.39	$7.34	$6.61
Average Common Shares Outstanding
Basic	401	401	404	410	414	401	417
Diluted	401	402	404	410	414	401	417
Efficiency	64%	59%	60%	59%	63%	61%	65%
Noninterest income to total revenue	34%	36%	36%	37%	40%	35%	40%
Effective tax rate (d)	15.5%	17.2%	17.7%	19.1%	18.5%	16.4%	17.9%
(a)Includes net gains (losses) on sales of securities of $(2) million, less than $1 million, $(3) million, less than $1 million and less than $(1) million for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $(2) million and $(4) million for the six months ended June 30, 2023 and June 30, 2022, respectively.
(b)Includes Visa Class B derivative fair value adjustments of $(83) million, $(45) million, $(41) million, $13 million and $(16) million for the quarters ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively, and $(127) million and $(12) million for the six months ended June 30, 2023 and June 30, 2022, respectively.
(c)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(d)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2

Table 2: Consolidated Balance Sheet (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions, except par value	2023	2023	2022	2022	2022
Assets
Cash and due from banks	$6,191	$5,940	$7,043	$6,548	$8,582
Interest-earning deposits with banks (a)	38,259	33,865	27,320	40,278	28,404
Loans held for sale (b)	835	998	1,010	1,126	1,191
Investment securities – available for sale	41,787	43,220	44,159	45,798	52,984
Investment securities – held to maturity	93,874	95,019	95,175	90,653	79,748
Loans (b)	321,761	326,475	326,025	315,400	310,800
Allowance for loan and lease losses	(4,737)	(4,741)	(4,741)	(4,581)	(4,462)
Net loans	317,024	321,734	321,284	310,819	306,338
Equity investments	8,015	8,323	8,437	8,130	8,441
Mortgage servicing rights	3,455	3,293	3,423	3,206	2,608
Goodwill	10,987	10,987	10,987	10,987	10,916
Other (b)	37,780	38,398	38,425	41,932	41,574
Total assets	$558,207	$561,777	$557,263	$559,477	$540,786
Liabilities
Deposits
Noninterest-bearing	$110,527	$118,014	$124,486	$138,423	$146,438
Interest-bearing	316,962	318,819	311,796	299,771	294,373
Total deposits	427,489	436,833	436,282	438,194	440,811
Borrowed funds
Federal Home Loan Bank borrowings	34,000	32,020	32,075	30,075	10,000
Senior debt	22,005	19,622	16,657	13,357	14,358
Subordinated debt	5,548	5,630	6,307	7,286	7,487
Other (b)	3,831	3,550	3,674	3,915	4,139
Total borrowed funds	65,384	60,822	58,713	54,633	35,984
Allowance for unfunded lending related commitments	663	672	694	682	681
Accrued expenses and other liabilities	15,325	14,376	15,762	19,245	15,622
Total liabilities	508,861	512,703	511,451	512,754	493,098
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543 shares	2,715	2,714	2,714	2,714	2,714
Capital surplus	19,934	19,864	18,376	19,810	18,531
Retained earnings	55,346	54,598	53,572	52,777	51,841
Accumulated other comprehensive income (loss)	(9,525)	(9,108)	(10,172)	(10,486)	(8,358)
Common stock held in treasury at cost: 145, 144, 142, 139, and 132 shares	(19,150)	(19,024)	(18,716)	(18,127)	(17,076)
Total shareholders’ equity	49,320	49,044	45,774	46,688	47,652
Noncontrolling interests	26	30	38	35	36
Total equity	49,346	49,074	45,812	46,723	47,688
Total liabilities and equity	$558,207	$561,777	$557,263	$559,477	$540,786
(a)Amounts include balances held with the Federal Reserve Bank of $37.8 billion, $32.5 billion, $26.9 billion, $39.8 billion and $28.0 billion as of June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our first quarter 2023 Form 10-Q included, and our second quarter 2023 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2023	2023	2022	2022	2022	2023	2022
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$31,180	$31,850	$31,818	$32,500	$37,285	$31,513	$52,308
Non-agency	663	689	714	748	902	676	954
Commercial mortgage-backed	2,948	3,102	3,377	3,489	4,362	3,025	4,793
Asset-backed	575	218	105	110	2,388	397	4,296
U.S. Treasury and government agencies	8,231	9,088	10,345	11,789	17,480	8,657	32,391
Other	2,997	3,263	3,370	3,506	4,200	3,129	4,536
Total securities available for sale	46,594	48,210	49,729	52,142	66,617	47,397	99,278
Securities held to maturity
Residential mortgage-backed	45,033	45,616	44,184	39,329	33,086	45,323	16,687
Commercial mortgage-backed	2,396	2,453	2,323	2,069	1,175	2,424	591
Asset-backed	6,712	7,026	6,995	6,571	4,119	6,868	2,071
U.S. Treasury and government agencies	36,912	36,748	36,441	34,279	28,167	36,831	14,618
Other	3,391	3,338	3,218	2,600	1,560	3,365	1,068
Total securities held to maturity	94,444	95,181	93,161	84,848	68,107	94,811	35,035
Total investment securities	141,038	143,391	142,890	136,990	134,724	142,208	134,313
Loans
Commercial and industrial	180,878	182,017	179,111	172,788	166,968	181,444	161,256
Commercial real estate	35,938	36,110	36,181	35,140	34,467	36,023	34,237
Equipment lease financing	6,364	6,452	6,275	6,202	6,200	6,408	6,150
Consumer	55,070	55,020	54,809	54,563	54,551	55,045	54,757
Residential real estate	46,284	45,927	45,499	44,333	42,604	46,107	41,385
Total loans	324,534	325,526	321,875	313,026	304,790	325,027	297,785
Interest-earning deposits with banks (c)	31,433	34,054	30,395	31,892	39,689	32,736	51,120
Other interest-earning assets	9,215	8,806	9,690	9,560	9,935	9,012	9,677
Total interest-earning assets	506,220	511,777	504,850	491,468	489,138	508,983	492,895
Noninterest-earning assets	49,287	50,555	52,356	55,629	57,740	49,918	56,232
Total assets	$555,507	$562,332	$557,206	$547,097	$546,878	$558,901	$549,127
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$63,691	$65,753	$63,944	$60,934	$58,019	$64,716	$60,295
Demand	124,111	124,376	122,501	120,358	119,636	124,243	116,024
Savings	102,415	104,408	102,020	106,761	109,063	103,406	108,799
Time deposits	22,342	20,519	12,982	10,020	10,378	21,436	13,195
Total interest-bearing deposits	312,559	315,056	301,447	298,073	297,096	313,801	298,313
Borrowed funds
Federal Home Loan Bank borrowings	33,752	32,056	30,640	16,708	6,978	32,909	3,508
Senior debt	20,910	19,679	16,312	14,597	16,172	20,298	17,089
Subordinated debt	5,850	6,100	6,933	7,614	6,998	5,974	6,886
Other	5,180	5,133	5,346	5,342	5,508	5,156	5,515
Total borrowed funds	65,692	62,968	59,231	44,261	35,656	64,337	32,998
Total interest-bearing liabilities	378,251	378,024	360,678	342,334	332,752	378,138	331,311
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	113,178	121,176	133,461	141,167	149,432	117,155	151,567
Accrued expenses and other liabilities	15,063	16,014	17,461	15,699	17,116	15,536	16,245
Equity	49,015	47,118	45,606	47,897	47,578	48,072	50,004
Total liabilities and equity	$555,507	$562,332	$557,206	$547,097	$546,878	$558,901	$549,127
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $30.6 billion, $33.5 billion, $30.0 billion, $31.5 billion and $39.3 billion for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022 and $32.0 billion and $50.7 billion for the six months ended June 30, 2023 and June 30,2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
	2023	2023	2022	2022	2022	2023	2022
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.67%	2.67%	2.54%	2.36%	2.17%	2.67%	1.89%
Non-agency	9.39%	8.53%	7.85%	7.62%	7.56%	8.95%	7.55%
Commercial mortgage-backed	2.84%	2.62%	2.75%	2.70%	2.45%	2.72%	2.40%
Asset-backed	6.56%	7.04%	11.98%	6.31%	1.84%	6.67%	1.49%
U.S. Treasury and government agencies	2.20%	2.05%	1.96%	1.73%	1.60%	2.12%	1.29%
Other	2.55%	2.47%	2.39%	2.47%	2.59%	2.51%	2.67%
Total securities available for sale	2.73%	2.64%	2.52%	2.33%	2.13%	2.69%	1.79%
Securities held to maturity
Residential mortgage-backed	2.72%	2.74%	2.60%	2.30%	1.98%	2.73%	1.96%
Commercial mortgage-backed	5.35%	4.95%	4.57%	3.50%	2.30%	5.15%	2.29%
Asset-backed	4.10%	3.97%	3.44%	2.58%	1.92%	4.03%	1.91%
U.S. Treasury and government agencies	1.34%	1.33%	1.30%	1.19%	1.05%	1.33%	1.09%
Other	4.65%	4.62%	4.47%	4.10%	4.21%	4.63%	4.19%
Total securities held to maturity	2.41%	2.41%	2.27%	1.96%	1.65%	2.41%	1.67%
Total investment securities	2.52%	2.49%	2.36%	2.10%	1.89%	2.50%	1.76%
Loans
Commercial and industrial	5.70%	5.34%	4.70%	3.69%	2.90%	5.52%	2.83%
Commercial real estate	6.37%	6.02%	5.28%	4.27%	3.15%	6.19%	3.01%
Equipment lease financing	4.51%	4.28%	4.18%	3.85%	3.62%	4.40%	3.68%
Consumer	6.57%	6.34%	5.88%	5.32%	4.68%	6.46%	4.68%
Residential real estate	3.41%	3.35%	3.28%	3.21%	3.11%	3.38%	3.07%
Total loans	5.57%	5.29%	4.75%	3.98%	3.29%	5.43%	3.24%
Interest-earning deposits with banks	5.10%	4.58%	3.76%	2.32%	0.79%	4.83%	0.42%
Other interest-earning assets	5.96%	5.75%	5.20%	3.94%	2.76%	5.86%	2.42%
Total yield on interest-earning assets	4.70%	4.46%	4.02%	3.35%	2.69%	4.58%	2.53%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	2.79%	2.40%	1.75%	0.85%	0.19%	2.59%	0.10%
Demand	1.89%	1.58%	1.14%	0.59%	0.15%	1.74%	0.09%
Savings	1.26%	1.03%	0.50%	0.09%	0.04%	1.14%	0.04%
Time deposits	3.26%	3.00%	1.45%	0.26%	0.18%	3.14%	0.15%
Total interest-bearing deposits	1.96%	1.66%	1.07%	0.45%	0.12%	1.81%	0.08%
Borrowed funds
Federal Home Loan Bank borrowings	5.28%	4.80%	3.92%	2.60%	1.24%	5.04%	1.24%
Senior debt	5.91%	5.39%	4.30%	2.96%	1.61%	5.66%	1.30%
Subordinated debt	6.19%	5.69%	4.79%	3.43%	1.94%	5.94%	1.68%
Other	3.79%	3.70%	3.24%	2.20%	1.46%	3.74%	1.22%
Total borrowed funds	5.44%	4.98%	4.07%	2.81%	1.58%	5.22%	1.36%
Total rate on interest-bearing liabilities	2.56%	2.20%	1.55%	0.75%	0.27%	2.38%	0.20%
Interest rate spread	2.14%	2.26%	2.47%	2.60%	2.42%	2.20%	2.33%
Benefit from use of noninterest-bearing sources (b)	0.65%	0.58%	0.45%	0.22%	0.08%	0.61%	0.06%
Net interest margin	2.79%	2.84%	2.92%	2.82%	2.50%	2.81%	2.39%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022 were $37 million, $38 million, $36 million, $29 million and $25 million, respectively. The taxable-equivalent adjustments to net interest income for the six months ended June 30, 2023 and June 30, 2022 were $75 million and $47 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions	2023	2023	2022	2022	2022
Commercial
Commercial and industrial
Manufacturing	$30,586	$32,132	$30,845	$28,629	$27,179
Retail/wholesale trade	28,751	29,172	29,176	27,532	26,475
Service providers	22,277	23,186	23,548	22,043	21,184
Financial services	21,823	22,534	21,320	21,590	19,594
Real estate related (a)	17,200	17,548	17,780	17,513	16,179
Technology, media & telecommunications	11,158	11,338	11,845	11,366	16,249
Health care	10,186	10,537	10,649	10,420	10,153
Transportation and warehousing	8,048	7,824	7,858	7,977	7,604
Other industries	27,600	28,726	29,198	26,743	27,214
Total commercial and industrial	177,629	182,997	182,219	173,813	171,831
Commercial real estate	35,928	35,991	36,316	35,592	34,452
Equipment lease financing	6,400	6,424	6,514	6,192	6,240
Total commercial	219,957	225,412	225,049	215,597	212,523
Consumer
Residential real estate	46,834	46,067	45,889	45,057	43,717
Home equity	26,200	26,203	25,983	25,367	24,693
Automobile	15,065	14,923	14,836	15,025	15,323
Credit card	7,092	6,961	7,069	6,774	6,650
Education	2,058	2,131	2,173	2,287	2,332
Other consumer	4,555	4,778	5,026	5,293	5,562
Total consumer	101,804	101,063	100,976	99,803	98,277
Total loans	$321,761	$326,475	$326,025	$315,400	$310,800
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2023	2023	2022	2022	2022	2023	2022
Allowance for loan and lease losses
Beginning balance	$4,741	$4,741	$4,581	$4,462	$4,558	$4,741	$4,868
Adoption of ASU 2022-02 (a)		(35)				(35)
Beginning balance, adjusted	4,741	4,706	4,581	4,462	4,558	4,706	4,868
Gross charge-offs:
Commercial and industrial	(45)	(104)	(121)	(65)	(30)	(149)	(71)
Commercial real estate	(87)	(12)	(22)	(7)	(5)	(99)	(15)
Equipment lease financing	(3)	(4)	(2)	(1)	(2)	(7)	(3)
Residential real estate	(2)	(3)	(2)	(2)		(5)	(7)
Home equity	(5)	(6)	(6)	(3)	(2)	(11)	(6)
Automobile	(28)	(33)	(34)	(32)	(34)	(61)	(86)
Credit card	(80)	(74)	(62)	(59)	(67)	(154)	(135)
Education	(5)	(4)	(4)	(4)	(4)	(9)	(8)
Other consumer	(38)	(42)	(64)	(49)	(51)	(80)	(115)
Total gross charge-offs	(293)	(282)	(317)	(222)	(195)	(575)	(446)
Recoveries:
Commercial and industrial	33	20	33	23	15	53	45
Commercial real estate		2	2	1	1	2	2
Equipment lease financing	3	3	1	1	3	6	6
Residential real estate	4	3	2	4	6	7	11
Home equity	13	11	13	19	18	24	39
Automobile	27	24	24	30	39	51	70
Credit card	11	11	8	12	19	22	31
Education	2	2	1	1	2	4	3
Other consumer	6	11	9	12	9	17	19
Total recoveries	99	87	93	103	112	186	226
Net (charge-offs) / recoveries:
Commercial and industrial	(12)	(84)	(88)	(42)	(15)	(96)	(26)
Commercial real estate	(87)	(10)	(20)	(6)	(4)	(97)	(13)
Equipment lease financing		(1)	(1)		1	(1)	3
Residential real estate	2			2	6	2	4
Home equity	8	5	7	16	16	13	33
Automobile	(1)	(9)	(10)	(2)	5	(10)	(16)
Credit card	(69)	(63)	(54)	(47)	(48)	(132)	(104)
Education	(3)	(2)	(3)	(3)	(2)	(5)	(5)
Other consumer	(32)	(31)	(55)	(37)	(42)	(63)	(96)
Total net (charge-offs)	(194)	(195)	(224)	(119)	(83)	(389)	(220)
Provision for (recapture of) credit losses (b)	189	229	380	241	(10)	418	(182)
Other	1	1	4	(3)	(3)	2	(4)
Ending balance	$4,737	$4,741	$4,741	$4,581	$4,462	$4,737	$4,462
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(99)	$(95)	$(109)	$(48)	$(18)	$(194)	$(36)
Consumer net charge-offs	(95)	(100)	(115)	(71)	(65)	(195)	(184)
Total net charge-offs	$(194)	$(195)	$(224)	$(119)	$(83)	$(389)	$(220)
Net charge-offs to average loans (annualized)	0.24%	0.24%	0.28%	0.15%	0.11%	0.24%	0.15%
Commercial	0.18%	0.17%	0.20%	0.09%	0.03%	0.17%	0.04%
Consumer	0.38%	0.40%	0.45%	0.28%	0.27%	0.39%	0.39%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. Our first quarter 2023 Form 10-Q included, and our second quarter 2023 Form 10-Q will include additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for (Recapture of) Credit Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2023	2023	2022	2022	2022	2023	2022
Provision for (recapture of) credit losses
Loans and leases	$189	$229	$380	$241	$(10)	$418	$(182)
Unfunded lending related commitments	(9)	(22)	12	1	42	(31)	19
Investment securities		(1)	10	3	3	(1)	4
Other financial assets	(34)	29	6	(4)	1	(5)	(13)
Total provision for (recapture of) credit losses	$146	$235	$408	$241	$36	$381	$(172)

Table 8: Allowance for Credit Losses by Loan Class (a)

	June 30, 2023			March 31, 2023			June 30, 2022
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,836	$177,629	1.03%	$1,771	$182,997	0.97%	$1,853	$171,831	1.08%
Commercial real estate	1,206	35,928	3.36%	1,171	35,991	3.25%	993	34,452	2.88%
Equipment lease financing	100	6,400	1.56%	104	6,424	1.62%	91	6,240	1.46%
Total commercial	3,142	219,957	1.43%	3,046	225,412	1.35%	2,937	212,523	1.38%
Consumer
Residential real estate	72	46,834	0.15%	95	46,067	0.21%	36	43,717	0.08%
Home equity	294	26,200	1.12%	316	26,203	1.21%	190	24,693	0.77%
Automobile	188	15,065	1.25%	199	14,923	1.33%	254	15,323	1.66%
Credit card	765	7,092	10.79%	782	6,961	11.23%	715	6,650	10.75%
Education	61	2,058	2.96%	64	2,131	3.00%	63	2,332	2.70%
Other consumer	215	4,555	4.72%	239	4,778	5.00%	267	5,562	4.80%
Total consumer	1,595	101,804	1.57%	1,695	101,063	1.68%	1,525	98,277	1.55%
Total	4,737	$321,761	1.47%	4,741	$326,475	1.45%	4,462	$310,800	1.44%
Allowance for unfunded lending related commitments	663			672			681
Allowance for credit losses	$5,400			$5,413			$5,143

Supplemental Information
Allowance for credit losses to total loans			1.68%			1.66%			1.65%
Commercial			1.68%			1.60%			1.68%
Consumer			1.67%			1.79%			1.60%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $171 million, $205 million and $163 million at June 30, 2023, March 31, 2023 and June 30, 2022, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2023	2023	2022	2022	2022
Nonperforming loans (a)
Commercial
Commercial and industrial
Service providers	$114	$128	$174	$223	$151
Health care	60	57	50	45	54
Technology, media & telecommunications	55	22	20	20	21
Manufacturing	50	105	85	88	101
Real estate related (b)	42	43	50	47	59
Retail/wholesale trade	41	82	151	158	87
Transportation and warehousing	33	24	27	29	30
Other industries	75	87	106	138	146
Total commercial and industrial	470	548	663	748	649
Commercial real estate	350	337	189	148	161
Equipment lease financing	7	6	6	7	5
Total commercial	827	891	858	903	815
Consumer (c)
Residential real estate	429	432	424	429	457
Home equity	506	523	526	530	556
Automobile	133	145	155	167	175
Credit card	10	9	8	6	6
Other consumer	8	10	14	33	37
Total consumer	1,086	1,119	1,127	1,165	1,231
Total nonperforming loans (d)	1,913	2,010	1,985	2,068	2,046
OREO and foreclosed assets	36	38	34	33	29
Total nonperforming assets	$1,949	$2,048	$2,019	$2,101	$2,075
Nonperforming loans to total loans	0.59%	0.62%	0.61%	0.66%	0.66%
Nonperforming assets to total loans, OREO and foreclosed assets	0.61%	0.63%	0.62%	0.67%	0.67%
Nonperforming assets to total assets	0.35%	0.36%	0.36%	0.38%	0.38%
Allowance for loan and lease losses to nonperforming loans	248%	236%	239%	222%	218%
(a)In connection with the adoption of ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, nonperforming loan amounts after January 1, 2023 include certain loans whose terms were modified as a result of a borrower’s financial difficulty. Prior year amounts included nonperforming TDRs, for which accounting guidance was eliminated effective January 1, 2023. Our first quarter 2023 Form 10-Q included, and our second quarter 2023 Form 10-Q will include additional information related to our adoption of this ASU.
(b)Represents loans related to customers in the real estate and construction industries.
(c)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(d)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	April 1, 2023 -	January 1, 2023 -	October 1, 2022 -	July 1, 2022 -	April 1, 2022 -
In millions	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Beginning balance	$2,048	$2,019	$2,101	$2,075	$2,324
New nonperforming assets	410	452	346	438	393
Charge-offs and valuation adjustments	(135)	(122)	(174)	(79)	(55)
Principal activity, including paydowns and payoffs	(297)	(172)	(139)	(182)	(273)
Asset sales and transfers to loans held for sale	(12)	(46)	(22)	(3)	(6)
Returned to performing status	(65)	(83)	(93)	(148)	(308)
Ending balance	$1,949	$2,048	$2,019	$2,101	$2,075

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Under the CARES Act credit reporting rules, certain loans modified due to pandemic related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. The CARES Act credit reporting rules expire in the third quarter of 2023.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2023	2023	2022	2022	2022
Commercial
Commercial and industrial	$64	$119	$169	$321	$99
Commercial real estate	10	25	19	11	28
Equipment lease financing	14	33	20	6	7
Total commercial	88	177	208	338	134
Consumer
Residential real estate
Non government insured	151	167	190	223	230
Government insured	77	78	91	75	68
Home equity	56	48	53	46	43
Automobile	84	79	106	96	102
Credit card	49	48	50	44	37
Education
Non government insured	5	6	5	6	5
Government insured	28	29	29	30	39
Other consumer	17	13	15	21	38
Total consumer	467	468	539	541	562
Total	$555	$645	$747	$879	$696
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.17%	0.20%	0.23%	0.28%	0.22%
Commercial	0.04%	0.08%	0.09%	0.16%	0.06%
Consumer	0.46%	0.46%	0.53%	0.54%	0.57%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2023	2023	2022	2022	2022
Commercial
Commercial and industrial	$47	$21	$27	$55	$128
Commercial real estate		1	4	4	11
Equipment lease financing	5	5	4	6	4
Total commercial	52	27	35	65	143
Consumer
Residential real estate
Non government insured	36	43	54	49	53
Government insured	50	55	58	46	42
Home equity	18	18	20	16	14
Automobile	20	18	25	21	24
Credit card	36	35	35	30	25
Education
Non government insured	2	4	2	4	2
Government insured	15	17	20	22	21
Other consumer	9	8	12	15	21
Total consumer	186	198	226	203	202
Total	$238	$225	$261	$268	$345
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.07%	0.07%	0.08%	0.08%	0.11%
Commercial	0.02%	0.01%	0.02%	0.03%	0.07%
Consumer	0.18%	0.20%	0.22%	0.20%	0.21%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2023	2023	2022	2022	2022
Commercial
Commercial and industrial	$112	$134	$137	$139	$138
Commercial real estate				5
Total commercial	112	134	137	144	138
Consumer
Residential real estate
Non government insured	30	26	32	30	20
Government insured	144	152	167	166	182
Automobile	5	5	7	6	6
Credit card	71	74	70	58	54
Education
Non government insured	2	2	2	2	2
Government insured	46	54	57	61	56
Other consumer	9	9	10	12	12
Total consumer	307	322	345	335	332
Total	$419	$456	$482	$479	$470
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.13%	0.14%	0.15%	0.15%	0.15%
Commercial	0.05%	0.06%	0.06%	0.07%	0.06%
Consumer	0.30%	0.32%	0.34%	0.34%	0.34%
Total accruing loans past due	$1,212	$1,326	$1,490	$1,626	$1,511
Commercial	$252	$338	$380	$547	$415
Consumer	$960	$988	$1,110	$1,079	$1,096
Total accruing loans past due to total loans	0.38%	0.41%	0.46%	0.52%	0.49%
Commercial	0.11%	0.15%	0.17%	0.25%	0.20%
Consumer	0.94%	0.98%	1.10%	1.08%	1.12%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12

Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	June 30	March 31	December 31	September 30	June 30
	2023	2023	2022	2022	2022
Full-time employees
Retail Banking	30,446	31,583	32,467	33,288	33,565
Other full-time employees	27,785	27,874	27,427	26,328	25,390
Total full-time employees	58,231	59,457	59,894	59,616	58,955
Part-time employees
Retail Banking	1,567	1,537	1,577	1,520	1,712
Other part-time employees	503	79	74	77	460
Total part-time employees	2,070	1,616	1,651	1,597	2,172
Total	60,301	61,073	61,545	61,213	61,127

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2023	2023	2022	2022	2022	2023	2022
Net Income
Retail Banking	$954	$647	$752	$560	$322	$1,601	$662
Corporate & Institutional Banking	817	1,059	982	929	1,003	1,876	1,959
Asset Management Group	63	52	52	90	86	115	188
Other	(351)	(81)	(258)	45	70	(432)	80
Net income excluding noncontrolling interests	$1,483	$1,677	$1,528	$1,624	$1,481	$3,160	$2,889

Revenue
Retail Banking	$3,150	$3,024	$3,079	$2,742	$2,410	$6,174	$4,686
Corporate & Institutional Banking	2,202	2,300	2,451	2,255	2,221	4,502	4,185
Asset Management Group	353	357	375	396	387	710	773
Other	(412)	(78)	(142)	156	98	(490)	164
Total revenue	$5,293	$5,603	$5,763	$5,549	$5,116	$10,896	$9,808
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Six months ended
	June 30	March 31		December 31		September 30	June 30	June 30	June 30
Dollars in millions	2023	2023		2022		2022	2022	2023	2022
Income Statement
Net interest income	$2,448	$2,281		$2,330		$2,017	$1,662	$4,729	$3,193
Noninterest income	702	743		749		725	748	1,445	1,493
Total revenue	3,150	3,024		3,079		2,742	2,410	6,174	4,686
Provision for (recapture of) credit losses	(14)	238		193		92	55	224	(26)
Noninterest expense	1,904	1,927		1,892		1,901	1,913	3,831	3,805
Pretax earnings	1,260	859		994		749	442	2,119	907
Income taxes	295	202		232		175	105	497	214
Noncontrolling interests	11	10		10		14	15	21	31
Earnings	$954	$647	752	$752	322	$560	$322	$1,601	$662
Average Balance Sheet
Loans held for sale	$614	$542		$737		$837	$957	$578	$1,070
Loans
Consumer
Residential real estate	$35,150	$35,421		$35,286		$34,465	$33,240	$35,285	$32,389
Home equity	24,663	24,571		24,126		23,393	22,886	24,617	22,673
Automobile	15,005	14,918		14,793		15,088	15,566	14,962	15,918
Credit card	7,015	6,904		6,882		6,684	6,508	6,960	6,455
Education	2,115	2,188		2,257		2,327	2,410	2,151	2,470
Other consumer	1,929	1,990		2,049		2,092	2,173	1,959	2,261
Total consumer	85,877	85,992		85,393		84,049	82,783	85,934	82,166
Commercial	11,708	11,438		11,181		10,881	11,044	11,574	11,325
Total loans	$97,585	$97,430		$96,574		$94,930	$93,827	$97,508	$93,491
Total assets	$114,826	$115,384		$115,827		$114,619	$113,068	$115,103	$112,415
Deposits
Noninterest-bearing	$59,464	$60,801		$64,031		$65,405	$65,599	$60,129	$64,833
Interest-bearing	197,854	201,720		195,743		198,956	202,801	199,776	201,916
Total deposits	$257,318	$262,521		$259,774		$264,361	$268,400	$259,905	$266,749
Performance Ratios
Return on average assets	3.33%	2.27%		2.58%		1.94%	1.14%	2.80%	1.19%
Noninterest income to total revenue	22%	25%		24%		26%	31%	23%	32%
Efficiency	60%	64%		61%		69%	79%	62%	81%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2023	2023	2022	2022	2022	2023	2022
Supplemental Noninterest Income Information
Asset management and brokerage	$123	$131	$128	$131	$135	$254	$269
Card and cash management	$344	$324	$335	$344	$351	$668	$659
Lending and deposit services	$176	$181	$172	$167	$167	$357	$331
Residential and commercial mortgage	$75	$104	$111	$38	$71	$179	$170
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$191	$188	$190	$170	$145
Serviced portfolio acquisitions	$7	$2	$24	$29	$15	$9	$21
MSR asset value (b)	$2.3	$2.2	$2.3	$2.1	$1.6
MSR capitalization value (in basis points) (b)	123	119	122	122	112
Servicing income: (in millions)
Servicing fees, net (c)	$67	$78	$73	$50	$36	$145	$69
Mortgage servicing rights valuation net of economic hedge	$(9)	$14	$24	$(30)	$13	$5	$15
Residential mortgage loan statistics
Loan origination volume (in billions)	$2.4	$1.4	$2.1	$3.1	$4.8	$3.8	$9.9
Loan sale margin percentage	2.23%	2.26%	2.20%	1.97%	1.88%	2.24%	2.18%
Percentage of originations represented by:
Purchase volume (d)	90%	84%	88%	85%	74%	88%	57%
Refinance volume	10%	16%	12%	15%	26%	12%	43%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	65%	65%	65%	65%	64%	65%	64%
Digital consumer customers (f)	72%	75%	76%	78%	78%	74%	78%
Credit-related statistics
Nonperforming assets	$981	$1,009	$1,003	$1,027	$1,088
Net charge-offs - loans and leases	$109	$112	$108	$98	$88	$221	$229
Other statistics
ATMs	8,566	8,697	8,933	9,169	9,301
Branches (g)	2,361	2,450	2,518	2,527	2,535
Brokerage account client assets (in billions) (h)	$75	$73	$70	$67	$68
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three and six months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Reflects all branches and solution centers excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2023	2023	2022	2022	2022	2023	2022
Income Statement
Net interest income	$1,381	$1,414	$1,489	$1,368	$1,253	$2,795	$2,413
Noninterest income	821	886	962	887	968	1,707	1,772
Total revenue	2,202	2,300	2,451	2,255	2,221	4,502	4,185
Provision for (recapture of) credit losses	209	(28)	183	150	(17)	181	(135)
Noninterest expense	921	939	990	890	934	1,860	1,771
Pretax earnings	1,072	1,389	1,278	1,215	1,304	2,461	2,549
Income taxes	250	325	291	281	298	575	583
Noncontrolling interests	5	5	5	5	3	10	7
Earnings	$817	$1,059	$982	$929	$1,003	$1,876	$1,959
Average Balance Sheet
Loans held for sale	$440	$456	$337	$449	$490	$448	$559
Loans
Commercial
Commercial and industrial	$167,357	$168,874	$166,176	$160,140	$153,948	$168,110	$147,819
Commercial real estate	34,410	34,605	34,663	33,525	32,844	34,507	32,640
Equipment lease financing	6,364	6,451	6,274	6,202	6,201	6,408	6,150
Total commercial	208,131	209,930	207,113	199,867	192,993	209,025	186,609
Consumer	5	7	8	7	14	7	11
Total loans	$208,136	$209,937	$207,121	$199,874	$193,007	$209,032	$186,620
Total assets	$234,174	$234,536	$234,120	$224,984	$219,513	$234,354	$210,171
Deposits
Noninterest-bearing	$51,948	$58,529	$67,340	$73,523	$81,028	$55,221	$83,589
Interest-bearing	89,068	86,832	79,916	71,925	65,151	87,956	66,780
Total deposits	$141,016	$145,361	$147,256	$145,448	$146,179	$143,177	$150,369
Performance Ratios
Return on average assets	1.40%	1.83%	1.66%	1.64%	1.83%	1.61%	1.88%
Noninterest income to total revenue	37%	39%	39%	39%	44%	38%	42%
Efficiency	42%	41%	40%	39%	42%	41%	42%
Other Information
Consolidated revenue from:
Treasury Management (b)	$778	$785	$843	$753	$659	$1,563	$1,205
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$13	$27	$15	$26	$20	$40	$36
Commercial mortgage loan servicing income (d)	44	39	52	66	70	83	138
Commercial mortgage servicing rights valuation, net of economic hedge	4	41	39	53	33	45	46
Total	$61	$107	$106	$145	$123	$168	$220
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (e)	$280	$281	$281	$282	$282
MSR asset value (e)	$1,106	$1,061	$1,113	$1,132	$988
Average loans by C&IB business (f)
Corporate Banking	$117,259	$119,602	$115,126	$110,665	$104,721	$118,424	$99,187
Real Estate	47,692	47,297	48,031	45,837	44,202	47,495	43,710
Business Credit	30,613	30,180	30,087	28,930	28,246	30,398	27,395
Commercial Banking	8,225	8,430	8,683	9,008	9,459	8,327	9,751
Other	4,347	4,428	5,194	5,434	6,379	4,388	6,577
Total average loans	$208,136	$209,937	$207,121	$199,874	$193,007	$209,032	$186,620
Credit-related statistics
Nonperforming assets (e)	$738	$801	$761	$779	$674
Net charge-offs - loans and leases	$93	$85	$100	$33	$11	$178	$10
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.
(f)As the result of a business realignment within C&IB during the second quarter of 2023, certain loans were reclassified from Other to Corporate Banking in the prior periods to conform to the current period presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2023	2023	2022	2022	2022	2023	2022
Income Statement
Net interest income	$125	$127	$152	$165	$153	$252	$291
Noninterest income	228	230	223	231	234	458	482
Total revenue	353	357	375	396	387	710	773
Provision for (recapture of) credit losses	(10)	9	17	4	5	(1)	7
Noninterest expense	280	280	291	274	270	560	521
Pretax earnings	83	68	67	118	112	151	245
Income taxes	20	16	15	28	26	36	57
Earnings	$63	$52	$52	$90	$86	$115	$188
Average Balance Sheet
Loans
Consumer
Residential real estate	$9,855	$9,174	$8,835	$8,430	$7,835	$9,517	$7,414
Other consumer	4,065	4,156	4,388	4,640	4,633	4,110	4,587
Total consumer	13,920	13,330	13,223	13,070	12,468	13,627	12,001
Commercial	1,229	1,246	1,291	1,328	1,560	1,237	1,704
Total loans	$15,149	$14,576	$14,514	$14,398	$14,028	$14,864	$13,705
Total assets	$15,562	$14,997	$14,935	$14,820	$14,449	$15,282	$14,126
Deposits
Noninterest-bearing	$1,787	$1,846	$2,107	$2,286	$2,824	$1,817	$3,140
Interest-bearing	25,482	26,337	25,651	27,054	28,839	25,907	29,331
Total deposits	$27,269	$28,183	$27,758	$29,340	$31,663	$27,724	$32,471
Performance Ratios
Return on average assets	1.62%	1.41%	1.38%	2.41%	2.39%	1.52%	2.68%
Noninterest income to total revenue	65%	64%	59%	58%	60%	65%	62%
Efficiency	79%	78%	78%	69%	70%	79%	67%
Other Information
Nonperforming assets (b)	$41	$42	$56	$95	$114
Net charge-offs (recoveries) - loans and leases	$(2)		$18	$(2)	$(1)	$(2)	$1
Brokerage account client assets (in billions) (b)	$5	$4	$4	$4	$4
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$176	$177	$173	$166	$167
Nondiscretionary client assets under administration	168	156	152	148	153
Total	$344	$333	$325	$314	$320
Discretionary client assets under management
PNC Private Bank	$111	$108	$105	$99	$103
Institutional Asset Management	65	69	68	67	64
Total	$176	$177	$173	$166	$167
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets – Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

FICO score – A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) – Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. On January 1, 2023, we adopted ASU 2022-02, which eliminated the accounting guidance for TDRs.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve – A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.